Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of INVO Bioscience, Inc. (the “Company”) for the period ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Steven Shum, Chief Executive Officer of the Company, and Andrea Goren, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INVO BIOSCIENCE

Date: August 14, 2023	By:	/s/ Steven Shum
Steven Shum
Chief Executive Officer
(Principal Executive Officer)

INVO BIOSCIENCE

Date: August 14, 2023	By:	/s/ Andrea Goren
Andrea Goren
Chief Financial Officer
(Principal Financial and Accounting Officer)